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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 29, 2002



                          ACCREDO HEALTH, INCORPORATED
             (Exact name of registrant as specified in its charter)



          DELAWARE                  000-25769                   62-1642871
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)



                            1640 CENTURY CENTER PKWY
                                    SUITE 101
                            MEMPHIS, TENNESSEE 38134
                    (Address of Principal Executive Offices)

                                 (901) 385-3688
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

        On April 29, 2002, Accredo Health, Incorporated issued a press release which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Exhibits

         The following exhibits are filed herewith:

         Exhibit No.                Description
         -----------                -----------
         99.1                       Press Release, dated April 29, 2002
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACCREDO HEALTH, INCORPORATED
                                        (Registrant)



Date: May 1, 2002                       By: /s/ Thomas W. Bell, Jr.
     ---------------------------            ------------------------------------
                                            Thomas W. Bell, Jr.
                                            Senior Vice President and
                                            General Counsel
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                                INDEX TO EXHIBITS

Exhibit        Description                                 Page No.
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
99.1           Press Release, dated April 29, 2002            4